_____________________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2010

______________________________________

UMH Properties, Inc.

(Exact name of registrant as specified in its charter)

______________________________________

Maryland              001-12690                       22-1890929

(State or other jurisdiction   (Commission    (IRS Employer

of incorporation)    File Number)               Identification No.)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ     07728

(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (732) 577-9997

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_____________________________________________________________________________________________

Item 2.01

Completion of Acquisition or Disposition of Assets.

On December 15, 2010, UMH Properties, Inc. (the “Company”) completed the acquisition of five manufactured home communities – Brookside Village, Maple Manor, Moosic Heights, Oakwood Lake Village and Pleasant View Estates (collectively referred to as the “Properties”) in Pennsylvania from ARCPA Properties, LLC, an unrelated entity.  These five all-age communities total 824 sites situated on 215 acres.  The average occupancy for these communities is approximately 86%.  The aggregate purchase price was approximately $24,250,000.  The Company obtained a $15,000,000 mortgage from KeyBank National Association (“KeyBank”), borrowed $3,000,000 on its unsecured line of credit, and took down the balance from its margin line.  Interest on the KeyBank mortgage is at LIBOR plus 350bp.  This mortgage payable is due on December 15, 2013 but may be extended for an additional year.

Item 9.01

Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

Pursuant to Regulation S-X, Rule 3-14, the Company is required to present an audited combined statement of revenue and community operating expenses ( the "Statement") for the properties acquired for the year ended December 31, 2009.  This Statement along with an unaudited combined statement of revenue and community operating expenses for the nine months ended September 30, 2010 is filed herein.

The Company is also required to report the material factors considered in assessing the properties acquired, which are as follows:

Description of Properties

The Properties acquired are five manufactured home communities as follows:

Community	Location	Number of Sites	Occupancy	Average Monthly Lot Rent

Brookside Village	Berwick, PA	171	87%	$314
Maple Manor	Taylor, PA	311	86%	$298
Moosic Heights	Avoca, PA	153	88%	$294
Oakwood Lake Village	Tunkhannock, PA	79	97%	$303
Pleasant View Estates	Bloomsburg, PA	110	72%	$309

These communities are situated on 215 acres, have paved streets and driveways and are located in proximity to the Company’s other communities in Pennsylvania.  Maple Manor and Moosic Heights are serviced by municipal sewer and water systems.  Brookside Village,

Oakwood Lake Village and Pleasant View Estates are serviced by private sewer plants and well water.  All leases are either on an annual or month-to-month basis.

Investment Property and Capital Improvements

The aggregate purchase price for the Properties is $24,250,000, with allocations among land, site and land improvements, rental homes and accessories, equipment and vehicles and notes receivable.  The estimated federal tax basis of the Properties, including land, is approximately $24,021,000.  For federal income tax purposes, the Properties, exclusive of land, will be depreciated over their estimated useful life (27.5 years) on a straight line basis.  The Company does not anticipate any significant capital improvements.

Property Taxes

The annual real estate taxes on the Properties are anticipated to be approximately $170,000.

Insurance Coverage

Insurance on the Properties will be included with the Company’s overall insurance package.  In the opinion of the Company, this coverage is adequate.

After reasonable inquiry, the Company is not aware of any other material factors relating to the properties acquired that would cause the reported financial information not to be necessarily indicative of future operating results.

The Company and its operations are, however, subject to a number of risks and uncertainties.  For a discussion of such risks, see the risks identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 under Item 1A Risk Factors and in the other reports filed by the Company with the Securities and Exchange Commission.

(b)

Pro forma financial information.

Pursuant to Regulation S-X, Article 11, the Company is required to present pro forma financial information.  The following pro forma financial information is filed herewith.

-

ProForma Consolidated Balance Sheet as of September 30, 2010

-

ProForma Consolidated Statement of Income for the year ended December 31, 2009

-

ProForma Consolidated Statement of Income for the nine months ended September  30, 2010

(c)

Exhibits.

(10)

Purchase and Sales Agreement

(10.1)

Amendment to Purchase and Sales Agreement

(23.1)

Consent of Independent Registered Public Accounting Firm

UMH PROPERTIES, INC.

TABLE OF CONTENTS

Item 9.01

Financial Statements and Exhibits

		Page

(a)	Financial Statements:

	Independent Auditors’ Report	5
	Combined Statement of Revenue and Community Operating Expenses of Brookside Village, Maple Manor, Moosic Heights, Oakwood Lake Village and Pleasant View Estates for the year ended December 31, 2009 (Audited) and for the nine months ended September 30, 2010 (Unaudited)	6
	Notes to Combined Statement of Revenue and Community Operating Expenses	7
(b)	Pro Forma Financial Information (Unaudited):	9

	ProForma Consolidated Balance Sheet as of September 30, 2010	10
	Notes to Unaudited Pro Forma Financial Information	12
	ProForma Consolidated Statement of Income for the year ended December 31, 2009	13
	Notes to Unaudited Pro Forma Financial Information	14
	ProForma Consolidated Statement of Income for the nine months ended September 30, 2010	15
	Notes to Unaudited Pro Forma Financial Information	16

Independent Auditors’ Report

To the Board of Directors and Shareholders

UMH Properties Inc.

We have audited the accompanying Combined Statement of Revenue and Community Operating Expenses of the Properties known as Brookside Village, Maple Manor, Moosic Heights, Oakwood Lake Village and Pleasant View Estates, (“the Properties”) for the year ended December 31, 2009 (the “Historical Summary”).  This Historical Summary is the responsibility of the Property’s management.  Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the Revenues and Community Operating Expenses of the Properties for the year ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

/s/  PKF LLP

New York, New York

December 16, 2010

Brookside Village

Maple Manor

Moosic Heights

Oakwood Lake Village

Pleasant View Estates

Combined Statement of Revenue and Community Operating Expenses

	For the Nine Months Ended September 30, 2010 (Unaudited)	For the Year Ended December 31, 2009

Revenue:
Rental and Related Income	$ 2,339,000	$ 3,029,000

Community Operating Expenses:
Real Estate Taxes	128,000	164,000
Utilities	339,000	507,000
Salaries and Benefits	298,000	378,000
Other	158,000	220,000
	923,000	1,269,000

Excess of Revenue Over Community
Operating Expenses	$ 1,416,000	$ 1,760,000

See Accompanying Notes to the Combined

Statement of Revenue and Community Operating Expenses

Brookside Village

Maple Manor

Moosic Heights

Oakwood Lake Village

Pleasant View Estates

NOTES TO COMBINED STATEMENT OF REVENUE AND COMMUNITY OPERATING EXPENSES

NOTE 1 – BUSINESS AND ORGANIZATION

On December 15, 2010, UMH Properties, Inc. (the “Company”) acquired five manufactured home communities – Brookside Village, Maple Manor, Moosic Heights, Oakwood Lake Village and Pleasant View Estates (collectively referred to as the “Properties”) in Pennsylvania from ARCPA Properties, LLC, an unrelated entity, as follows:

Community	Location	Number of Sites	Occupancy

Brookside Village	Berwick, PA	171	87%
Maple Manor	Taylor, PA	311	86%
Moosic Heights	Avoca, PA	153	88%
Oakwood Lake Village	Tunkhannock, PA	79	97%
Pleasant View Estates	Bloomsburg, PA	110	72%

These five all-age communities total 824 sites situated on 215 acres.  The average occupancy for these communities is approximately 86%.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Combined Statement of Revenue and Community Operating Expenses (“Historical Summary”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summary includes the historical revenues and community operating expenses of the Properties, exclusive of interest income, interest expense, depreciation and amortization, and other expenses, which may not be comparable to the corresponding amounts reflected in the future operations of the Properties.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Investment Property and Equipment and Depreciation

Property and equipment are carried at cost.  Maintenance and Repairs are charged to income as incurred and improvements are capitalized.

Revenue Recognition

Income is derived primarily from the rental of manufactured home sites.  The Company also owns approximately 40 rental units which are rented to residents.  Rental and related income is recognized on the accrual basis.

Subsequent Events

The Company has evaluated subsequent events through December 16, 2010, the date on which the Historical Summary was available to be used.

Item 9.01 (b)

Pro Forma Financial Information (Unaudited)

The following pro forma information reflects the acquisition of Brookside Village, Maple Manor, Moosic Heights, Oakwood Lake Village and Pleasant View Estates (collectively referred to as the Properties) by UMH Properties, Inc. (the Company).

The Pro Forma Consolidated Balance Sheet as of September 30, 2010 and the Pro Forma Consolidated Statement of Income for the year ended December 31, 2009 and the nine months ended September 30, 2010 have been prepared to reflect the acquisition and the adjustments described in the accompanying notes.  The historical financial statements of the Properties are for the year ended December 31, 2009 and the nine months ended September 30, 2010.  The pro forma financial information is based on the historical financial statements of the Company and should be read in conjunction with the notes and management's assumptions thereto. The pro forma consolidated balance sheet was prepared as if the acquisition occurred on September 30, 2010.  The pro forma consolidated statement of income for the year ended December 31, 2009 was prepared assuming the acquisition occurred on January 1, 2009. The pro forma consolidated statement of income for the nine months ended September 30, 2010 was prepared assuming the acquisition occurred on January 1, 2010.  The pro forma financial information is unaudited and not necessarily indicative of the actual financial position of the Company as of September 30, 2010 or what the actual results would have been assuming the acquisition had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods.

UMH PROPERTIES, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2010

(Unaudited)

	Company		Acquisition of		Company
	Historical	(a)	the Properties		Pro Forma

- ASSETS -

INVESTMENT PROPERTY AND EQUIPMENT
Land	$ 13,950,214		$ 2,033,000	(b)	$ 15,983,214
Site and Land Improvements	103,458,733		20,688,000	(b)	124,146,733
Buildings and Improvements	4,099,325		500,000	(b)	4,599,325
Rental Homes and Accessories	21,068,928		800,000	(b)	21,868,928
Total Investment Property	142,577,200		24,021,000		166,598,200
Equipment and Vehicles	8,064,736		75,000	(b)	8,139,736
Total Investment Property and Equipment	150,641,936		24,096,000		174,737,936
Accumulated Depreciation	(59,927,166)		-0-		(59,927,166)
Net Investment Property and Equipment	90,714,770		24,096,000		114,810,770

OTHER ASSETS
Cash and Cash Equivalents	2,053,475		-0-		2,053,475
Securities Available for Sale	36,575,368		-0-		36,575,368
Inventory of Manufactured Homes	11,456,900		-0-		11,456,900
Notes and Other Receivables, net	21,878,658		154,000	(b)	22,032,658
Unamortized Financing Costs	812,877		-0-		812,877
Prepaid Expenses	1,078,145		-0-		1,078,145
Land Development Costs	4,735,213		-0-		4,735,213
Total Other Assets	78,590,636		154,000		78,744,636

TOTAL ASSETS	$ 169,305,406		$ 24,250,000		$ 193,555,406

See Accompanying Notes to Unaudited Pro Forma Financial Information

UMH PROPERTIES, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET (CONT’D)

AS OF SEPTEMBER 30, 2010

(Unaudited)

	Company		Acquisition of		Company
	Historical	(a)	the Properties		Pro Forma

- LIABILITIES AND SHAREHOLDERS’ EQUITY -
LIABILITIES:
MORTGAGES PAYABLE	$ 76,337,178		$ 15,000,000	(b)	$ 91,337,178
OTHER LIABILITIES
Accounts Payable	1,111,371		-0-		1,111,371
Loans Payable	23,671,960		9,250,000	(b)	32,921,960
Accrued Liabilities and Deposits	2,283,237		-0-		2,283,237
Tenant Security Deposits	655,430		-0-		655,430
Total Other Liabilities	27,721,998		9,250,000		36,971,998
Total Liabilities	104,059,176		24,250,000		128,309,176

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common Stock - $.10 par value per share, 20,000,000 shares	1,309,819		-0-		1,309,819
authorized; 13,098,192 shares issued and outstanding
Excess Stock - $.10 par value per share, 3,000,000 shares
authorized; no shares issued or outstanding	-0-		-0-		-0-
Additional Paid-In Capital	61,603,213		-0-		61,603,213
Accumulated Other Comprehensive Income	5,240,399		-0-		5,240,399
Accumulated Deficit	(2,907,201)		-0-		(2,907,201)
Total Shareholders’ Equity	65,246,230		-0-		65,246,230

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$ 169,305,406		$ 24,250,000		$ 193,555,406

See Accompanying Notes to Unaudited Pro Forma Financial Information

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 2010:

(a)

Derived from the Company's unaudited consolidated financial statements as of September 30, 2010.

(b)

Reflects the pro forma acquisition of the Properties valued at $24,250,000, with allocations among land, site and land improvements, rental homes and accessories, equipment and vehicles and notes receivable.  The Company obtained a $15,000,000 mortgage, borrowed $3,000,000 on its unsecured lined of credit, and took down the balance of $6,250,000 from its margin line.  The Company intends to account for this acquisition in accordance with Accounting Standards Codification (ASC) Section 805, Business Combinations.  Accordingly, the purchase price allocation is preliminary and may be subject to change.  The Company will include the accounts of the Properties in its consolidated financial statements.

UMH PROPERTIES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2009

(Unaudited)

	Company		Acquisition of		Pro Forma		Company
	Historical	(a)	the Properties	(b)	Adjustments		Pro Forma

INCOME:
Rental and Related Income	$26,491,999		$ 3,029,000		$ -0-		$29,520,999
Sales of Manufactured Homes	5,527,253		-0-		-0-		5,527,253

Total Income	32,019,252		3,029,000		-0-		35,048,252

EXPENSES:
Community Operating Expenses	13,200,885		1,269,000		-0-		14,469,885
Cost of Sales of Manufactured Homes	5,060,631		-0-		-0-		5,060,631
Selling Expenses	1,198,921		-0-		-0-		1,198,921
General and Administrative	3,115,501		-0-		-0-		3,115,501
Depreciation Expense	4,082,124		-0-		815,000	(c)	4,897,124
Amortization of Financing Costs	253,020		-0-		-0-		253,020

Total Expenses	26,911,082		1,269,000		815,000		28,995,082

OTHER INCOME (EXPENSE):
Interest and Dividend Income	4,584,917		-0-		-0-		4,584,917
Loss on Securities Transactions, net	(1,804,146)		-0-		-0-		(1,804,146)
Other Income	76,172		-0-		-0-		76,172
Interest Expense	(4,455,332)		-0-		(793,000)	(d)	(5,248,332)

Total Other Income (Expense)	(1,598,389)		-0-		(793,000)		(2,391,389)

Income Before Gain on Sales of
Investment Property and Equipment	3,509,781		1,760,000		(1,608,000)		3,661,781
Gain on Sales of Investment Property and							179,607
Equipment	179,607		-0-		-0-

Net Income	$ 3,689,388		$ 1,760,000		$ (1,608,000)		$ 3,841,388

Net Income Per Share -
Basic	$ 0.32						$ 0.34
Diluted	$ 0.32						$ 0.34

Weighted Average Shares Outstanding:
Basic	11,412,536						11,412,536
Diluted	11,417,664						11,417,664

See Accompanying Notes to Unaudited Pro Forma Financial Information

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2009:

(a)

Derived from the Company's unaudited consolidated financial statements as of December 31, 2009.

(b)

Reflects revenues and community operating expenses as reported by the Properties for the year ended December 31, 2009.

(c)

Reflects the pro forma depreciation expense for the year ended December 31, 2009 based on a 27.5 year estimated useful life for site and land improvements, buildings and improvements and rental homes and accessories for a total cost basis of $21,988,000; and a 5 year estimated useful life for equipment and vehicles with a cost basis of $75,000, as if the properties had been owned for the entire year.

(d)

Reflects the pro forma interest expense on the mortgage and loans payable as if it they were made on January 1, 2009.  Interest on the mortgage is at LIBOR + 350bp (average of 3.8% for the year), interest on the line of credit is at prime (3.25% for the year), and interest on the margin loan is variable (2% for the year).

UMH PROPERTIES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

(Unaudited)

	Company		Acquisition of		Pro Forma		Company
	Historical	(a)	the Properties	(b)	Adjustments		Pro Forma

INCOME:
Rental and Related Income	$ 20,563,458		$ 2,339,000		$ -0-		$22,902,458
Sales of Manufactured Homes	3,930,793		-0-		-0-		3,930,793

Total Income	24,494,251		2,339,000		-0-		26,833,251

EXPENSES:
Community Operating Expenses	11,039,189		923,000		-0-		11,962,189
Cost of Sales of Manufactured Homes	3,711,988		-0-		-0-		3,711,988
Selling Expenses	1,210,136		-0-		-0-		1,210,136
General and Administrative Expenses	2,410,378		-0-		-0-		2,410,378
Acquisition Costs	160,058		-0-		-0-		160,058
Depreciation Expense	3,257,794		-0-		611,000	(c)	3,868,794
Amortization of Financing Costs	165,858		-0-		-0-		165,858

Total Expenses	21,955,401		923,000		611,000		23,489,401

OTHER INCOME (EXPENSE):
Interest and Dividend Income	3,486,532		-0-		-0-		3,486,532
Gain on Securities Transactions, net	2,294,542		-0-		-0-		2,294,542
Other Income	44,742		-0-		-0-		44,742
Interest Expense	(3,809,877)		-0-		(594,000)	(d)	(4,403,877)

Total Other Income (Expense)	2,015,939		-0-		(594,000)		1,421,939

Income before Gain on Sales of
Investment Property and Equipment	4,554,789		1,416,000		(1,205,000)		4,765,789
Gain on Sales of Investment
Property and Equipment	151		-0-		-0-		151

Net Income	$ 4,554,940		$ 1,416,000		$ (1,205,000)		$ 4,765,940

Net Income per Share -
Basic	$ 0.36						$ 0.38
Diluted	$ 0.36						$ 0.38

Weighted Average Shares Outstanding -
Basic	12,552,440						12,552,440
Diluted	12,607,180						12,607,180

See Accompanying Notes to Unaudited Pro Forma Financial Information

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010:

(a)

Derived from the Company's unaudited consolidated financial statements for the nine months ended September 30, 2010.

(b)

Reflects revenues and community operating expenses as reported by the Properties for the nine months ended September 30, 2010.

(c)

Reflects the pro forma depreciation expense for the nine months ended September 30, 2010 based on a 27.5 year estimated useful life for site and land improvements, buildings and improvements and rental homes and accessories for a total cost basis of $21,988,000; and a 5 year estimated useful life for equipment and vehicles with a cost basis of $75,000, as if the properties have been owned for the entire period.

(d)

Reflects the pro forma interest expense on the mortgage and loans payable for the nine months ended September 30, 2010.  Interest on the mortgage is at LIBOR + 350bp (average of 3.8% for the period), interest on the line of credit is at prime (3.25% for the period), and interest on the margin loan is variable (2% for the period).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMH Properties, Inc.

Date:  December 20, 2010

By:      /s/ Anna T. Chew

Name:

Anna T. Chew

Title:

Vice President and

Chief Financial Officer

Exhibit Index

Exhibit No.

Description

(10)

Purchase and Sales Agreement

(10.1)

Amendment to Purchase and Sales Agreement

(23.1)

Consent of Independent Registered Public Accounting Firm